Business Combination - Summary of Cash and Cash Equivalents on Acquisition (Detail) - Enel Distribución Sao Paulo S.A. (formerly Eletropaulo Metropolitana De Eletricidade De Sao Paulo S.A.)
$ in Thousands
12 Months Ended
Dec. 31, 2020 USD ($)
Disclosure Of Business Combinations [Line Items]
Amounts paid for the acquisition in cash and cash equivalents	$ (1,863,874)
Amounts of cash and cash equivalents in the acquired entity	273,439
Net, Total	$ (1,590,435)